Oppenheimer SMA International Bond Fund

6803 S. Tucson Way, Centennial, CO 80112-3924
1.800.453.9989

Statement of Additional Information dated January 28, 2009, revised May 7, 2009

This Statement of Additional Information is not a prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 28, 2009. It should be read together with the Prospectus. You can obtain the Prospectus by writing to OFI Private Investments, Attn: Separate Accounts, P.O. Box 5270, Denver, Colorado 80217-5270, or by calling OFI Private Investments at the toll-free number 1.800.453.9989 or by downloading it from the OFI Private Investments Internet website at www.ofiprivateinvestments.com.

Contents                                                                                                              Page

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks             2

The Fund's Investment Policies                                                                    2
Other Investment Techniques and Strategies                                                19
Other Investment Restrictions                                                                      30
Disclosure of Portfolio Holdings                                                                 32

How the Fund is Managed                                                                                   36

Organization and History                                                                              36
Board of Trustees and Oversight Committees                                               37
Trustees and Officers of the Fund                                                                 39
The Manager                                                                                                 49

Brokerage Policies of the Fund                                                                            54

Brokerage Provisions of the Investment Advisory Agreement                      54
Brokerage Practices Followed by the Manager                                            55

Payments to Fund Intermediaries                                                                         57

ABOUT YOUR ACCOUNT

How to Buy Shares                                                                                       63
How to Sell Shares                                                                                       66

Dividends, Capital Gains and Taxes                                                                    66
Additional Information About the Fund                                                                72

Report of the Independent Registered Public Accounting Firm                            74
Financial Statements                                                                                             75

Appendix A: Ratings Definitions A-1

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities that the Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its objective. It may use some of the investment techniques and strategies at some times or not at all.

     In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. For example, with respect to corporations, this process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.

     Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

■ Foreign Securities. The Fund expects to invest primarily in foreign securities. For the most part, these will be debt securities issued or guaranteed by foreign companies or governments, including supra-national entities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. Government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

     Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

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Foreign Debt Obligations. The Fund may buy debt obligations of foreign governments and corporations. These securities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

The governmental members of these supranational entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

•     Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

•	reduction of income by foreign taxes;

•	fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage) or due to currency devaluation;

•	transaction charges for currency exchange;

•	lack of public information about foreign issuers;

•	lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

•	less volume on foreign exchanges than on U.S. exchanges;

•	greater volatility and less liquidity on foreign markets than in the U.S.;

•	hyperinflation;

•	less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;

•	greater difficulties in commencing lawsuits;

•	higher brokerage commission rates than in the U.S.;

•	increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

•	possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

•	unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

•     Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. They may also experience severe and persistent levels of inflation having a debilitating effect on economic growth. There is an increased risk of default for sovereign debt from these countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective.

•     Currency Risk. The Fund may purchase securities denominated in foreign currencies and in derivative instruments linked to foreign currencies. A change in the value of such foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Passive Foreign Investment Companies. Some securities of corporations domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or “start-up” companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Internal Revenue Code ("IRC") §954.

     Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of the Fund’s minimum percentage requirements or limitations of investing in foreign securities.

     Subject to the limits under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

     In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Investment in Other Investment Companies.”

■     Debt Securities. The Fund can invest in a variety of debt securities to seek its objective. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

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Credit Risks. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit, default and liquidity risk to a greater extent than lower-yield, higher-quality bonds.

     The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's"), at least "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or Fitch, Inc., ("Fitch") or that have comparable ratings by another nationally recognized statistical rating organization.

In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

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Interest Rate Risks. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from them. However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

•     Special Risks of Lower-Grade Securities. The Fund can invest without limit in lower-grade debt securities, if the Manager believes it is consistent with the Fund's objective. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower grade securities if the Manager is trying to achieve greater income. In some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio. However, these investments will be made only when consistent with the Fund's overall goal of total return.

     "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Fitch, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities. The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

     Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. Lower grade debt may have greater liquidity risk than investment grade debt. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this SAI.

     To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

     While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. A description of the debt security ratings categories of the principal rating organizations is included in Appendix A to this SAI.

■     Derivatives. The Fund can invest in a variety of derivative investments, including "structured" notes, swaps, options, forward contracts and futures contracts, to seek income or for hedging purposes. The use of derivatives requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, the use of derivatives may reduce the Fund's return.

     Although it is not obligated to do so, the Fund can use derivatives to hedge. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

•	sell futures contracts,

•	buy puts on such futures or on securities, or

•	write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

•	buy futures, or

•	buy calls on such futures or on securities.

The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging strategies the Fund can use are described below. The Fund may employ new hedging strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

•     "Structured" Notes. The Fund can invest in "structured" notes, which are specially-designed derivative debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as an equity or debt security, currency, or commodity, or non-asset reference, such as an interest rate or index. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

The values of these notes will fall or rise in response to changes in the values of the underlying asset or reference and the Fund might receive less principal or interest if the underlying asset or reference does not perform as anticipated. In some cases, these notes may pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

The values of these notes are also subject to both credit risk (if the counterparty fails to meet its obligations) and interest rate risk and therefore the Fund could receive more or less than it originally invested when a note matures. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or sell them at an acceptable price.

•     Swaps. The Fund may enter into swap agreements, including interest rate, total return, credit default and volatility swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency, or non-asset reference, such as an interest rate or index. The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset or reference. The Fund may enter into a swap agreement to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, or reduce risk arising from ownership of a particular security or instrument. The Fund will identify liquid assets on the Fund's books (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party.

The use of swap agreements by the Fund entails certain risks. The swaps market is generally unregulated. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments and may be considered illiquid by the Fund. Swap agreements entail credit risk arising from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis. The Fund's successful use of swap agreements is dependent upon the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may effectively add leverage to the Fund's portfolio because the Fund would be subject to investment exposure on the notional amount of the swap.

•     Interest Rate Swaps. The Fund may enter into interest rate swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives.

•     Total Return Swaps. The Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Manager.

•     Credit Default Swaps. The Fund may enter into credit default swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified issuer. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly ("funded swaps") in the form of a swap embedded within a structured security. Unfunded and funded credit default swaps may refer to a single security or on a basket of securities.

If the Fund buys credit protection using a credit default swap and a credit event occurs, the Fund will deliver the defaulted bonds underlying the swap and the swap counterparty will pay the par amount of the bonds. If the Fund sells credit protection using a credit default swap and a credit event occurs, the Fund will pay the par amount of the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. In addition, if the Fund is buying credit protection and a credit event does occur, there is a risk when the Fund does not own the underlying security, that the Fund will have difficulty acquiring the bond on the open market and may receive adverse pricing.

•     Volatility Swap Contracts. The Fund may enter into a volatility swaps to hedge the direction of volatility in a particular asset or non-asset reference, or for other non-speculative purposes. For volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Manager is incorrect in forecasts of volatility of the underlying asset or reference.

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Swaption Transactions. The Fund may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the “premium”) of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s statement of financial condition.

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Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based bond or stock indices (these are referred to as "financial futures"), (2) commodities (these are referred to as "commodity futures"), (3) debt securities (these are referred to as "interest rate futures"), and (4) foreign currencies (these are referred to as "forward contracts").

     A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

     An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

     No payment is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

     At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

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Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, options on commodities indices, and options on the other types of futures described above.

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Writing Call Options. The Fund may write (that is, sell) calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or the call may be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.

     When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of the underlying security, unless the option is subject to a buy-back agreement with the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on the Fund's books if the value of the identified assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

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Writing Put Options. The Fund can sell put options on securities, broadly-based securities indices, foreign currencies, options on commodities indices and futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

     When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

•

Purchasing Calls and Puts. The Fund can purchase calls only on securities, broadly-based securities indices, foreign currencies, options on commodities indices and futures. It may do so to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

     The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts only on securities, broadly-based securities indices, foreign currencies, options on commodities indices and futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

•

Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

     If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

     A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in an identified account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. In those circumstances, the Fund covers the option by maintaining cash, U.S. Government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in an identified account with the Fund's custodian bank.

•

Risks of Hedging with Options and Futures. The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset values being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option. There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used derivative instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the derivative instruments are based.

The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use derivative instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use derivative instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the securities purchased.

•

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them for investment purposes or for hedging purposes, to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

     Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund may use forward contracts for investment purposes, for example to create synthetic positions in foreign debt securities. The Fund may also use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it might enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar could suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

The Fund will cover its short positions in these cases by segregating assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

•     Regulatory Aspects of Certain Derivative Instruments. The Commodities Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this SAI.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

•

Tax Aspects of Certain Derivative Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the IRC. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the IRC. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the IRC, the following gains or losses are treated as ordinary income or loss:

(1)

gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

(2)

gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

     Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the IRC for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. The Fund is not required to use all of these strategies at all times, and at times may not use them.

■     Zero Coupon Securities. The Fund may buy zero-coupon, delayed interest and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. The Fund can buy different types of zero-coupon or stripped securities, including, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

     The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■     U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or corporate entities referred to as "instrumentalities." The obligations of U.S. G overnment agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. Government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

•     U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of more than one year and up to 10 years), and Treasury bonds (maturities of more than 10 years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described above, and Treasury Inflation-Protection Securities ("TIPS").

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. gGovernment, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities. CMOs that are U.S. Government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. Government agency. The Fund can have significant amounts of its assets invested in mortgage related U.S. Government securities.

     Several types of CMO tranches have evolved. These include floating-rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under some of these structures, certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

     If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced. Additionally, the Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's yield.

     When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. Some CMOs may also not be as liquid as other securities. That volatility will affect the Fund's share prices.

■     Commercial (Privately-Issued) Mortgage Related Securities. The Fund may invest in commercial mortgage related securities issued by private entities. Generally these are multi-class debt or pass through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

■     "Stripped" Mortgage Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

     Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

     The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

■     Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage related securities. In this type of transaction, the Fund sells a mortgage related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

     The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

     These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold or repurchased. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

■     Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

■     Floating Rate and Variable Rate Obligations. The interest rate on a floating rate note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Some variable rate and floating rate obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations. Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

■     When-Issued and Delayed-Delivery Transactions. The Fund may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset values. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

■     Collateralized Bond or Loan Obligations. Collateralized Bond Obligations (“CBOs”) are bonds collateralized by corporate bonds, mortgages, or asset backed securities and Collateralized Loan Obligations (“CLOs”) are bonds collateralized by bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. Most CBOs issued to date have been collateralized by high-yield bonds or loans, with heavy credit enhancement.

■     Participation Interests. The Fund may invest in participation interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

■     Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

     The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

■     Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, as amended (the "Securities Act"), the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

     Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

■     Investments in Equity Securities. Under normal market conditions the Fund can invest up to 20% of its net assets in securities other than debt securities, including equity securities of both foreign and U.S. companies. However, it does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The Fund's investments can include stocks of companies in any market capitalization range, if the Manager believes the investment is consistent with the Fund's objective of total return. Certain equity securities may be selected not only for their appreciation possibilities but because they may provide dividend income.

•     Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

     Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies and mid-size companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

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Convertible Securities. The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

     While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible fixed income securities.

To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

(1)	whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,

(2)	whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and

(3)	the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

•

Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices can be highly volatile and do not necessarily move parallel to the prices of the underlying securities. Certain warrants may have counterparty risk. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

■     Loans of Portfolio Securities. The Fund may lend its portfolio securities pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), subject to the restrictions stated in the Prospectus. The Fund will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Fund may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, specified in its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

     The terms of the Fund's portfolio loans must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

■     Borrowing for Leverage. The Fund may borrow for leverage as described below under "Investment Restrictions." The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset values per share might fluctuate more than that of funds that do not borrow. Borrowing may entail "leverage," and may be speculative investment strategy. Any borrowing will be made only from banks and pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, when computed in that manner, should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, the Fund may be to sell a portion of its investment at a time when it would otherwise not want to sell the securities. Interest on money the Fund borrows is an expense the Fund would not otherwise incur, so that during periods of substantial borrowings, its expenses may increase more than the expenses of funds that do not borrow. The use of leverage also may make the Fund's share prices more sensitive to interest rate changes.

■     Bank Obligations and Securities That Are Secured By Them. The Fund can invest in bank obligations, including time deposits, certificates of deposit, and bankers' acceptances. They must be either obligations of a domestic bank with total assets of at least $1 billion or obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by bank obligations (for example, debt which is guaranteed by the bank). For purposes of this policy, the term "bank" includes commercial banks, savings banks, and savings and loan associations that may or may not be members of the Federal Deposit Insurance Corporation.

Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Fund in illiquid investments.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

■

Temporary Defensive and Interim Investments. When market, economic or political conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to invest cash received from the sale of other portfolio securities. The Fund can buy:

•

high quality, short term money market instruments, including those issued by the U.S Treasury or other government obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,

•	commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,

•

short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by Standard & Poor's, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,

•	certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, having total assets in excess of $1 billion, and

•	repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

■     Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments, and the following additional limitation: the Fund can not invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly. Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.

■     Event-Linked Bonds. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, pandemic, or other occurrence that leads to physical or economic loss. In some cases, the trigger event will not be deemed to have occurred unless the event is of a certain magnitude (based on scientific readings) or causes a certain measurable amount of loss to the issuer, a particular industry group or a reference index. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal and additional interest. The Fund may also invest in similar bonds where the Fund may lose all or a portion of its principal and additional interest if the mortality rate in a geographic area exceeds a stated threshold prior to maturity whether or not a particular catastrophic event has occurred.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing. Often event-linked bonds provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has occurred or is likely to have occurred. An extension of maturity may increase a bond's volatility.

Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Lack of a liquid market may result in higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated by one or more nationally recognized statistical rating organization and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. The realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, because the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the IRC.

Other Investment Restrictions

■     What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

•	more than 50% of the outstanding shares.

     The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. Significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

     •Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

•

The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

•

The Fund cannot buy or sell real estate. However, the Fund can purchase debt securities secured by real estate or interests in real estate issued by companies, including real estate investment trusts that invest in real estate or interests in real estate.

•

The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

•

The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of these activities may include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

•

The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. The Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its total assets. With respect to this fundamental policy, the Fund can borrow but only if it maintains a 300% ratio of assets to borrowings at all times in the manner set out in the Investment Company Act.

•

The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry or group of related industries. The Fund will not invest 25% or more of its total assets in government securities of any one foreign country or in debt and equity securities issued by companies organized under the laws of any one foreign country. Obligations of the U.S. Government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this policy.

■     Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies? The Fund has additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval.

•     The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.

•     The Fund will invest at least 80% of its net assets in bonds.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental policies.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified," as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund may be able to invest more of its assets in the securities of a single issuer than a fund that is diversified.

     Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the IRC. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer. This is not a fundamental policy.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund.

•

Public Disclosure. The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in its semi-annual report to shareholders, its annual report to shareholders, or its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OFI PI website at www.ofiprivateinvestments.com with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund’s portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund’s behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Fund’s complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund’s complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;

•

Currently Andy Mika, Senior Vice President, Investments, and Lisa Bloomberg, Vice President and Deputy General Counsel, senior officers (a Vice President or above) in the Manager’s Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•

The third-party recipient must sign the Manager’s portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund’s holdings confidential and agreeing not to trade directly or indirectly based on the information.

The Fund’s complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund’s Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Fund’s Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	The Fund’s independent registered public accounting firm,

•	Members of the Fund’s Board and the Board’s legal counsel,

•	The Fund’s custodian bank (and sub-custodian banks as applicable),

•	A proxy voting service designated by the Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund’s regular pricing services).

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund’s portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager’s investment process for the Fund. Any third party receiving such information must first sign the Manager’s portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager’s Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund’s entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•

Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund’s portfolio. In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund’s then-current policy on approved methods for communicating confidential information, including but not limited to the Fund’s policy as to use of secure e-mail technology.

The Chief Compliance Officer (the “CCO”) of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund’s Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund’s Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund’s portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities	Fixed Income Securities	Nomura Securities
ABN AMRO	Fortis Securities	Oppenheimer & Co.
AG Edwards	Fox-Pitt, Kelton	Oscar Gruss
Allen & Co	Friedman, Billing, Ramsey	OTA
American Technology Research	Gabelli	Pacific Crest Securities
Auerbach Grayson	Garp Research	Piper Jaffray Inc.
Avondale	Gartner	Portales Partners
Banc of America Securities	George K Baum & Co.	Punk Ziegel & Co
Barra	Goldman Sachs	Raymond James
BB&T	Howard Weil	RBC
	HSBC	Reuters
Belle Haven	ISI Group	RiskMetrics/ISS
Bloomberg	ITG	Robert W. Baird
BMO Capital Markets	Janco	Roosevelt & Cross
BNP Paribas	Janney Montgomery	Russell
Brean Murray	Jefferies	Sandler O'Neill
Brown Brothers	JMP Securities	Sanford C. Bernstein
Buckingham Research Group	JNK Securities	Scotia Capital Markets
Canaccord Adams	Johnson Rice & Co	Sidoti
Caris & Co.	JP Morgan Securities	Simmons
CIBC World Markets	Kaufman Brothers	Sanders Morris Harris
Citigroup Global Markets	Keefe, Bruyette & Woods	Societe Generale
CJS Securities	Keijser Securities	Soleil Securities Group
Cleveland Research	Kempen & Co. USA Inc.	Standard & Poors
Cogent	Kepler Equities/Julius Baer Sec	Stanford Group
Collins Stewart	KeyBanc Capital Markets	State Street Bank
Cowen & Company	Lazard Freres & Co	Stephens, Inc.
Craig-Hallum Capital Group LLC	Leerink Swann	Stifel Nicolaus
Credit Agricole Cheuvreux N.A. Inc.		Stone & Youngberg
Credit Suisse	Loop Capital Markets	Strategas Research
Data Communique	Louise Yamada Tech Research	Sungard
Daiwa Securities	MainFirst Bank AG	Suntrust Robinson Humphrey
Davy	Makinson Cowell US Ltd	SWS Group
Deutsche Bank Securities	McAdams Wright	Think Equity Partners
Dougherty Markets	Merrill Lynch	Thomas Weisel Partners
Dowling	Miller Tabak	Thomson Financial
Empirical Research	Mizuho Securities	UBS
Enskilda Securities	Moodys Research	Virtusa Corporation
Exane BNP Paribas	Morgan Stanley	Wachovia Securities
Factset	Natixis Bleichroeder	Wedbush
Fidelity Capital Markets	Ned Davis Research Group	Weeden
First Albany	Needham & Co	William Blair

How the Fund is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in June 2006.

Classes of Shares. The Fund currently has one class of shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

Shares of the Fund are freely transferable, and each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to a vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share.

■     Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

■     Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager. The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. The Audit Committee and Regulatory & Oversight Committee are comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”).

During the Fund’s fiscal year ended September 30, 2008, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 9 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent registered public accounting firm (also referred to as the “independent Auditors”). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department; (iv) maintaining a separate line of communication between the Fund’s independent Auditors and the Independent Trustees; (v) reviewing the independence of the Fund’s independent Auditors; and (vi) pre-approving the provision of any audit or non-audit services by the Fund’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund’s contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer agency and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Regulatory & Oversight Committee’s Charter.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, and monitors the Fund’s proxy voting, among other duties set forth in the Governance Committee’s Charter.

The Governance Committee’s functions also include the selection and nomination of Trustees, including Independent Trustees for election. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new Trustees except for those instances when a shareholder vote is required.

To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The Governance Committee will consider nominees recommended by Independent Board members or recommended by any other Board members including Board members affiliated with the Fund’s Manager. The Governance Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees of Oppenheimer SMA International Bond Fund, c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an “interested person.”

The Governance Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Trustees and Officers of the Fund. Except for Messrs. Murphy and Reynolds, each of the Trustees is an Independent Trustee. All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as “Board I Funds”):

Oppenheimer Absolute Return Fund	Oppenheimer Portfolio Series
Oppenheimer AMT-Free Municipals	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring China Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Baring Japan Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Select Value Fund
Oppenheimer Emerging Growth Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund	Oppenheimer SMA Core Bond Fund
Oppenheimer Global Opportunities Fund	Oppenheimer SMA International Bond Fund
Oppenheimer Global Value Fund	Oppenheimer Transition 2010 Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2020 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2025 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Transition 2040 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2050 Fund
Oppenheimer Master International Value Fund, LLC	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer U.S. Government Trust
Oppenheimer Multi-State Municipal Trust

In addition to being a Board member of each of the Board I Funds, Messrs. Downes and Wruble are directors or trustees of ten other portfolios in the Oppenheimer fund complex.

Messrs. Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack and Mss. Bullington, Bloomberg, Ives and Ruffle, who are officers of the Fund, hold the same offices with one or more of the other Board I Funds. As of January 2, 2009, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board I Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”). The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Trustees
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
Brian F. Wruble, Chairman of the Board of Trustees since 2007, Trustee since 2006, Age: 65

General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
David K. Downes, Trustee since 2007 Age: 69

Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Matthew P. Fink, Trustee since 2006 Age: 68

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Phillip A. Griffiths, Trustee since 2006 Age: 70

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	None
Mary F. Miller, Trustee since 2006 Age: 65

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Joel W. Motley, Trustee since 2006 Age: 56

Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Mary Ann Tynan, Trustee since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Woman's Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Member of Capital Campaign Committee of Island Medical Center (medical facility) (2006-2008); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 54 portfolios in the OppenheimerFunds complex.

		None*	None*
Joseph M. Wikler, Trustee since 2006 Age: 67

Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Peter I. Wold, Trustee since 2006 Age: 60

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

*     Ms. Tynan joined the Board of Trustees of the Fund on October 1, 2008.

The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Interested Trustee
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
Russell S. Reynolds, Jr., Trustee since 2006 Age: 77

Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

Mr. Murphy is an “Interested Trustee” because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer of the Fund for an indefinite term, or until his resignation, retirement, death or removal.

Interested Trustee and Officer
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
As of December 31, 2008
John V. Murphy, Trustee, President and Principal Executive Officer since 2006 Age: 59

Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute’s Board of Governors (since October , 2003); Chairman of the Investment Company’s Institute’s Board of Governors (since October 2007). Oversees 105 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs. Edwards and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Other Officers of the Fund
Name, Position(s) Held with Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Arthur P. Steinmetz, Vice President and Portfolio Manager since 2006 Age: 50

Director of Fixed Income of the Manager since January 2009; Senior Vice President of the Manager since March 1993 and of HarbourView Asset Management Corporation since March 2000; Vice President of the Fund since June 2006. A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2006 Age: 58

Senior Vice President and Chief Compliance Manager of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 2006 Age: 49

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian Petersen, Assistant Treasurer since 2006 Age: 38

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 105 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 31

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005); Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2006 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2006 Age: 43

Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 105 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2006 Age: 40

Vice President (since May 2004) and Deputy General Counsel (since May 2008) of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 105 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age : 41

Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-February 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 105 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age : 43

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 105 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age : 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 105 portfolios in the OppenheimerFunds complex.

Remuneration of the Officers and Trustees. The officers and the interested Trustee of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ and Mr. Reynolds' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund’s fiscal year ended September 30, 2008. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Fund and Fund Complex
	Fiscal year ended September 30, 2008			Year ended December 31, 2008
Brian F. Wruble(3) Chairman of the Board	$139(4)	N/A	$323,296(5)	$365,000 (6)
David K. Downes(7) Audit Committee Chairman and Regulatory & Oversight Committee Member	$111	N/A	$176,328(8)	$335,000(9)
Matthew P. Fink Governance Committee Member and Regulatory & Oversight Committee Member	$108	N/A	N/A	$178,582
Robert G. Galli(10)	$126	N/A	$53,589(11)	$256,019(12)
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	$125(13)	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	$104(14)	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	$110(15)	N/A	N/A	$181,533
Russell S. Reynolds, Jr. Governance Committee Member	$104	N/A	$77,288	$168,000
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	$104(16)	N/A	N/A	$32,870
Peter I. Wold Audit Committee Member and Governance Committee Member	$104(17)	N/A	N/A	$168,000
1.	“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.

2.

"Estimated Annual Benefits Upon Retirement” is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Board I Funds, and in the case of Messrs. Downes, Galli and Wruble, with respect to ten other Oppenheimer funds that are not Board I Funds (the “Non-Board I Funds”). The Board I Funds’ retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant, as described below. A similar plan with respect to the Non-Board I Funds was frozen effective December 31, 2007.

3.	Mr. Wruble became Chairman of the Board I Funds on December 31, 2006.

4.	Includes $140,000 deferred by Mr. Wruble under the “Compensation Deferral Plan”.

5.

This amount represents the benefit that was paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds. Mr. Wruble has elected to receive a lump sum distributed to the Compensation Deferral Plan subsequent to the freezing of the Non-Board I Funds’ retirement plan.

6.	Includes $140,000 paid to Mr. Wruble for serving as a director or trustee of the Non-Board I Funds.

7.	Mr. Downes was appointed as Trustee of the Board I Funds on August 1, 2007, which was subsequent to the freezing of the Board I retirement plan.

8.

This amount represents the benefit that was paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds. Mr. Downes has elected to receive a lump sum payment subsequent to the freezing of the Non-Board I Funds’ retirement plan.

9.	Includes $155,000 paid to Mr. Downes for serving as a director or trustee of the Non-Board I Funds.

10.	Mr. Galli retired from the Boards of the Board I funds effective September 30, 2008.

11.	This amount represents the benefit that was paid to Mr. Galli as a director or trustee of the Non-Board I Funds. Mr. Galli elected to receive this annual benefit in an annuity.

12.	Includes $140,000 paid to Mr. Galli for serving as a director or trustee of the Non-Board I Funds.

13.	Includes $105 deferred by Mr. Griffiths under the Compensation Deferral Plan.

14.	Includes $42 deferred by Ms. Miller under the Compensation Deferral Plan.

15.	Includes $11 deferred by Mr. Motley under the Compensation Deferral Plan.

16.	Includes $52 deferred by Mr. Wikler under the Compensation Deferral Plan.

17.	Includes $104 deferred by Mr. Wold under the Compensation Deferral Plan.

     |X|Retirement Plan for Trustees. The Board I Funds adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The Board has frozen the retirement plan with respect to new accruals as of December 31, 2006 (the “Freeze Date”). Each Trustee continuing to serve on the Board of any of the Board I Funds after the Freeze Date (each such Trustee a “Continuing Board Member”) may elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

|X|     Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

     Deferral of the Trustees’ fees under the plan will not materially affect a Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.

Control Persons. The Fund commenced operations on July 23, 2007. The Manager, OppenheimerFunds, Inc., is a controlling shareholder of Class W due to its initial investment of the “seed money” required for the Fund to commence operations. As of January 2, 2009, the Manager beneficially owned 99.74% of the Class W shares then outstanding, representing 100% of the voting securities of the Fund. A withdrawal of the Manager’s investment could adversely affect the expense ratio for the Fund’s shares and/or lead to an increase in the Fund’s portfolio turnover. The Manager is organized in the State of Colorado. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

Major Shareholders. As of January 2, 2009, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of the Fund’s outstanding shares were:

OppenheimerFunds, Inc., c/o Kristie Feinberg, Building 2, 6803 S. Tucson Way, Centennial CO 80112-3924, which owned 5,010,000.000, Class W shares (99.74% of the Class W shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

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Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

     The Code of Ethics is an exhibit to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-0102, or by fax at 1.202.777.1027.

■     Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

•

The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.

•

The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.

•

The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.

•	The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

•	The Fund generally supports proposals to allow shareholders the ability to call special meetings.

•	The Fund generally supports proposals to allow or make easier shareholder action by written consent.

•	The Fund generally votes against proposals to create a new class of stock with superior voting rights.

•	The Fund generally votes against proposals to classify a board.

•	The Fund generally supports proposals to eliminate cumulative voting.

•	The Fund generally opposes re-pricing of stock options without shareholder approval.

•	The Fund generally supports proposals to require majority voting for the election of directors.

•	The Fund generally supports proposals seeking additional disclosure of executive and director pay information.

•	The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.

•	The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.

•	The Fund generally supports having shareholder votes on poison pills.

•	The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.

•

In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.  The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

     The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

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The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund (the "Advisory Agreement"). The Manager selects securities for the Fund’s portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund’s portfolio. Other members of the Manager’s Fixed Income Portfolio Team provide the portfolio manager with counsel and support in managing the Fund’s portfolio.

Under the terms of the Advisory Agreement, the Manager is entitled to an advisory fee equal to an annual rate of 0.48% of the Fund's assets.

The Manager, however, has contractually agreed to waive all fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the Independent Trustees. Although the Fund does not compensate the Manager directly for its services under the Advisory Agreement, the Manager may benefit from the fees paid by separately managed account clients who have retained OFI Private Investments Inc. or certain of its affiliates to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a "wrap-fee" program. The Manager is responsible for paying expenses it incurs in providing advisory services to the Fund.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last two fiscal years were:

Fiscal Year ended September 30,	Management Fees Waived by OppenheimerFunds, Inc.
2007	$45,536
2008	$255,502

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

     The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers and trustees and former trustees of the respective Defendant Fund. The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws to the effect that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust alleges a variety of claims, including breach of contract, breach of fiduciary duty, negligence and violation of state securities laws. Plaintiffs seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates, regarding the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual independent Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Manager. The Fund’s portfolio is managed by Arthur P. Steinmetz (referred to as the “Portfolio Manager”). He is the person responsible for the day-to-day management of the Fund’s investments.

•     Other Accounts Managed. In addition to managing the Fund's investment portfolio, Mr. Steinmetz also manages other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by Mr. Steinmetz as of September 30, 2008. No portfolio or account has an advisory fee based on performance:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts**
Accounts Managed	9	None	None
Total Assets Managed*	$27,971	None	None

          * In millions.

          ** Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics

As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example he may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

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Compensation of the Portfolio Manager. The Fund’s Portfolio Manager is employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of September 30, 2008, the Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager’s holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. The Lipper benchmark with respect to the Fund is Lipper – International Income Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

■	Ownership of Fund Shares. As of September 30, 2008, the Portfolio Manager beneficially owned no shares of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated brokers,” as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

     Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

     The Manager’s portfolio traders allocate brokerage based upon recommendations from the Manager’s portfolio managers, together with the portfolio traders’ judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager’s executive officers supervise the allocation of brokerage.

     Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

     Other accounts advised by the Manager have investment policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund’s shares by (1) directing to that broker or dealer any of the fund’s portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund’s portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of “step-out” transaction). In other words, a fund and its investment adviser cannot use the fund’s brokerage for the purpose of rewarding broker-dealers for selling the fund’s shares.

     However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund’s Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the “best execution” considerations discussed above. Those procedures are designed to prevent: (1) the Manager’s personnel who effect the Fund’s portfolio transactions from taking into account a broker’s or dealer’s promotion or sales of the Fund shares when allocating the Fund’s portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund’s brokerage directly, or through a “step-out” arrangement, to any broker or dealer in consideration of that broker’s or dealer’s promotion or sale of the Fund’s shares or the shares of any of the other Oppenheimer funds.

     The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

     Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

     Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

     The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager’s representation that the amount of such commissions was reasonably related to the value or benefit of such services.

     During the fiscal year ended September 30, 2008, the Fund paid the total brokerage commissions indicated in the chart below. During the fiscal year ended September 30, 2008, the Fund did not execute any transactions through or pay any commissions to firms that provide research services.

Fiscal Year Ended September 30,	Total Brokerage Commissions Paid by the Fund*
2008	$5,170

*     Amounts do not include spreads or commissions on principal transactions on a net trade basis.

Payments to Fund Intermediaries

Payments may be made by the Manager or Distributor out of their respective resources and assets at the discretion of the Manager and/or the Distributor. These payments are often referred to as “revenue sharing” payments. These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain wrap fee sponsors and programs, transaction processing or other services.

The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s Prospectus and this SAI. You should ask your wrap-fee sponsor for information about any payments it receives from the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, a wrap-fee sponsor's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the wrap-fee sponsor's networking fees;

•	program support, such as expenses related to including the Oppenheimer funds in wrap-fee programs;

•	placement on the sponsor's list of offered funds and providing representatives of the Distributor with access to a sponsor's sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a wrap fee sponsor's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds website at www.oppenheimerfunds.com.

The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.

•	An investment in the Fund is not insured by the FDIC or any other government agency.

•	The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor's shares are redeemed, they may be worth more or less than their original cost.

•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

     The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

■	Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

•

Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class W shares includes the current maximum initial sales charge. The Class W dividend yield may also be quoted without deducting the maximum initial sales charge.

The Fund's Yields for the 30-Day Periods Ended September 30, 2008
Class of Shares	Dividend Yield
	Without Sales Charge	After Sales Charge
Class W	5.17%	5.17%

|X|     Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     In calculating total returns for Class W shares, the current maximum sales charge of 8.5% (as a percentage of the offering price) is deducted from the initial investment ("P" in the formula below) (unless the return is shown without sales charge, as described below).

•

Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV l/n	- 1	= Average Annual Total Return
P

•

Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class W shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD l/n	- 1	= Average Annual Total Return (After Taxes on Distributions)
P

•

Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class W shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR l/n	- 1	= Average Annual Total Return (After Taxes on Distributions and Redemptions)
P

•

Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P	= Total Return
P
•

Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class W shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

The Fund's Total Returns for the Periods Ended September 30, 2008
Class of Shares	Cumulative Total Returns (5 Years or life-of-class, if less)		Average Annual Total Returns
			1-Year		5-Years (or life of class if less)
	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class W1	5.03%	5.03%	1.78%	1.78%	4.22%	4.22%

1. Inception of Class W:     7/23/07

Average Annual Total Returns for Class W1 Shares (After Sales Charge) For the Periods Ended September 30, 2008
	1-Year	5-Years (or life of class if less)
After Taxes on Distributions	-0.18%	2.23%
After Taxes on Distributions and Redemption of Fund Shares	1.25%	2.53%

1.     Inception of Class W:      7/23/07

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     |X|     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

     |X|      Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The Fund is currently not rated with Morningstar.

Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges and loads), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

|X|     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

•	information about the performance of certain securities or commodities markets or segments of those markets,

•	information about the performance of the economies of particular countries or regions,

•	the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,

•	the availability of different types of securities or offerings of securities,

•	information relating to the gross national or gross domestic product of the United States or other countries or regions, and/or

•	comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

about your account

How to Buy Shares

The Fund currently offers one class of shares. Shares of the Fund may be purchased only by or on behalf of separately managed account clients who have retained OFI PI to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a "wrap-fee" program. Investors cannot purchase shares directly from the Fund.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Shares of the Fund are sold without a direct sales charge. The Fund is an investment option for certain "wrap-fee" program accounts managed by OFI PI, for which OFI PI receives compensation pursuant to an investment advisory agreement. "Wrap-fee" program participants pay a "wrap-fee" to the sponsor of the program, which typically covers investment advice and transaction costs on trades executed with the sponsor or its affiliates. You should read carefully the "wrap-fee" or other program brochure provided to you by the sponsor or your adviser. The brochure is required to include information about the fees charged to you, and in the case of a "wrap-fee" program, the fees paid by the sponsor to OFI PI. You pay no additional fees or expenses to purchase or redeem shares of the Fund.

The Fund or the Distributor may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may resume offering shares from time to time. Any order may be rejected by the Fund or the Distributor. The Distributor is not permitted to withhold placing orders to benefit itself by a price change.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares causes a loss to be incurred when the NAV of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the NAV per share multiplied by the number of shares in the purchase order. The investor, through his or her "wrap-fee" program sponsor, is responsible for that loss. If the "wrap-fee" program sponsor, on behalf of the investor, fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Determination of Net Asset Value Per Share. The net asset value per share of the class of shares of the Fund is determined as of the close of business of the New York Stock Exchange (“NYSE”) on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to the class by the number of shares of the class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Fund’s calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

•     Securities Valuation. The Fund’s Board of Trustees has established procedures for the valuation of the Fund’s securities. In general those procedures are as follows:

•	Equity securities traded on a U.S. securities exchange are valued as follows:

(1)	if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded, on that day, or

(2)

if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing “bid” and “asked” prices on the valuation date or, if not, at the closing “bid” price on the valuation date.

•	Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1)	at the last sale price available to the pricing service approved by the Board of Trustees, or

(2)	at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3)	at the mean between the “bid” and “asked” prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

•

Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•

The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•

Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing “bid” and “asked” prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between “bid” and “asked” prices obtained by the Manager from two active market makers. In certain cases that may be at the “bid” price if no “asked” price is available.

When the Fund writes an option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted (“marked-to-market”) to reflect the current market value of the option. In determining the Fund’s gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus. There will be no charge for redeeming shares of the Fund.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund’s custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund’s next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of liquid securities from the portfolio of the Fund, in lieu of cash.

     If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under “Determination of Net Asset Values Per Share.” That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days) through the "wrap-fee" sponsor. The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund does not have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by the Fund will vary from time to time depending on market conditions and the composition of the Fund’s portfolio. Dividends will be reinvested in shares of the Fund.  Distributions (and any capital gains distributions) will be reinvested into the “wrap-fee” account at the time of distribution and may be reinvested in shares of the Fund or other securities at the discretion of OFI PI or on instructions from your “wrap fee” adviser.

Tax Status of the Fund’s Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund’s dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

     The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the IRC described below. Potential purchasers of shares of the Fund are urged to consult their tax advisors with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the IRC. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. This avoids a “double tax” on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

     The IRC contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the IRC, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income including net income derived from an interest in a qualified publicly traded partnership.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Excise Tax on Regulated Investment Companies. Under the IRC, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special provisions of the IRC govern the eligibility of the Fund’s dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund’s dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

Special rules also apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. The Fund may be subject to U.S. Federal income tax, and an interest charge, on certain distributions or gains from the sale of shares of a foreign company considered to be a PFIC, even if those amounts are paid out as dividends to shareholders. To avoid imposition of the interest charge, the Fund may elect to “mark to market” all PFIC shares that it holds at the end of each taxable year. In that case, any increase or decrease in the value of those shares would be recognized as ordinary income or as ordinary loss (but only to the extent of previously recognized “mark-to-market” gains).

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

     Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the U.S. Internal Revenue Service. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

     So long as the Fund qualifies as a RIC, if certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat any foreign income taxes paid by it as paid by its stockholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund makes the election, the amount of foreign income taxes paid by the Fund would be included in the income of its stockholders and each stockholder would be entitled (subject to certain limitations) to credit the amount included in his income against such stockholder's United States tax due, if any, or to deduct such amount from such shareholder's U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its stockholders the amount per share of such foreign tax that must be included in each stockholder's gross income and the amount which will be available for deduction or credit. In general, a stockholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a noncorporate stockholder who does not itemize deductions. If a stockholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the stockholder's taxable income from foreign sources bears to his entire taxable income. This limitation may be applied separately to certain categories of income and the related foreign taxes. However, this limitation will not apply to an individual if, for the taxable year, the entire amount of such individual's gross income from sources outside of the U.S. consists of qualified passive income, the amount of creditable foreign taxes accrued or paid by the individual does not exceed $300 ($600 in the case of a joint return) and the individual elects to be exempt from the limitation. As a general rule, if the Fund has made the appropriate election, a stockholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund will be considered to be U.S.-source income and, therefore, the portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by other shareholders without other foreign source income.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder’s tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

     Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the IRC apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered “effectively connected” income.

Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. OppenheimerFunds Distributor, Inc., a subsidiary of the Manager, acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. Under its General Distributor's Agreement with the Fund, the Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing the prospectus, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares. The Manager has contractually agreed to pay or reimburse the Fund for all fees and expenses payable under the General Distributor's Agreement. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as transfer agent or shareholder servicing agent for the other Oppenheimer funds. The Manager has contractually agreed to pay or reimburse the Fund for all fees and expenses payable to the Transfer Agent.

The Custodian. JPMorgan Chase Bank is the custodian of the Fund’s assets. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG llp serves as the independent registered public accounting firm for the Fund. KPMG llp audits the Fund’s financial statements and performs other related audit services. KPMG llp also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer SMA International Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer SMA International Bond Fund, including the statement of investments, as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from July 23, 2007 (commencement of operations) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SMA International Bond Fund as of September 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from July 23, 2007 (commencement of operations) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

KPMG llp

Denver, Colorado
November 13, 2008

STATEMENT OF INVESTMENTS September 30, 2008

	Principal
	Amount		Value

Foreign Government Obligations 68.7%
Argentina 0.2%
Argentina (Republic of) Bonds:
Series GDP, 0.971%, 12/15/35[1]	$100,000		$8,100
Series V, 7%, 3/28/11	95,000		70,683
Series VII, 7%, 9/12/13	20,000		13,584

			92,367

Australia 0.2%
New South Wales Treasury Corp. Sr. Bonds, Series 12RG, 6%, 5/1/12	60,000	AUD	47,427
New South Wales Treasury Corp. Sr. Unsec. Bonds, Series 14RG, 5.50%, 8/1/14	85,000	AUD	65,326

			112,753

Austria 0.6%
Austria (Republic of) Unsec. Unsub. Nts., Series E, 4%, 9/15/16	199,000	EUR	274,738

Belgium 0.5%
Belgium (Kingdom of) Bonds, Series 44, 5%, 3/28/35	185,000	EUR	262,622

Brazil 2.5%
Banco Nacional de Desenvolvimento Economico e Social Nts., 6.369%, 6/16/18[2]	80,000		70,800
Brazil (Federal Republic of) Bonds:
6%, 1/17/17	175,000		169,313
8%, 1/15/18	210,000		225,750
8.875%, 10/14/19	155,000		182,125
Brazil (Federal Republic of) Letras Tesouro Nacional Treasury Bills, 0%, 1/1/09[3]	450,000	BRR	228,615
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
10%, 1/1/12	190,000	BRR	91,145
10%, 1/1/17	650,000	BRR	280,703

			1,248,451

Canada 1.3%
Canada (Government of) Bonds:
3.50%, 6/1/13	195,000	CAD	186,242
5%, 6/1/37	205,000	CAD	218,147
Canada (Government of) Nts.:
3.75%, 6/1/10	145,000	CAD	138,366
4.25%, 6/1/18	90,000	CAD	88,182

			630,937

Colombia 2.5%
Colombia (Republic of) Bonds:
10.75%, 1/15/13	125,000		147,031
12%, 10/22/15	1,980,000,000	COP	951,491
F1 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Colombia Continued
Colombia (Republic of) Nts., 8.25%, 12/22/14	$95,000		$103,550
EEB International Ltd. Sr. Unsec. Bonds, 8.75%, 10/31/14[2]	40,000		40,000

			1,242,072

Costa Rica 0.1%
Costa Rica (Republic of) Unsec. Bonds, 9.995%, 8/1/20	25,000		31,750

Denmark 0.5%
Denmark (Kingdom of) Bonds, 5%, 11/15/13	1,210,000	DKK	237,806

Ecuador 0.0%
Ecuador (Republic of) Unsec. Bonds, 10%, 8/15/30[1]	20,000		14,600

Egypt 0.3%
Egypt (The Arab Republic of) Treasury Bills:
Series 182, 11.021%, 1/6/09[3]	225,000	EGP	40,045
Series 364, 8.371%, 1/6/09[3]	200,000	EGP	35,350
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12[2]	345,000	EGP	53,684

			129,079

El Salvador 0.1%
El Salvador (Republic of) Bonds, 7.65%, 6/15/35[2]	40,000		39,400

France 7.6%
France (Government of) Obligations Assimilables du Tresor Bonds:
3.25%, 4/25/16	815,000	EUR	1,078,673
4%, 10/25/38	615,000	EUR	762,969
France (Government of) Treasury Nts.:
3.75%, 1/12/13	985,000	EUR	1,371,662
4.50%, 7/12/12	390,000	EUR	559,848

			3,773,152

Germany 7.4%
Germany (Federal Republic of) Bonds:
Series 03, 3.75%, 7/4/13	955,000	EUR	1,345,656
Series 05, 4%, 1/4/37	580,000	EUR	739,540
Series 07, 4.25%, 7/4/17	1,085,000	EUR	1,553,976

			3,639,172

Ghana 0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[2]	40,000		38,000

Greece 1.2%
Greece (Republic of) Bonds, 4.60%, 5/20/13	435,000	EUR	612,437

Guatemala 0.1%
Guatemala (Republic of) Nts., 10.25%, 11/8/11	30,000		33,450

Hungary 0.2%
Hungary (Republic of) Bonds, Series 12/C, 6%, 10/24/12	23,000,000	HUF	119,446
F2 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Indonesia 0.7%
Indonesia (Republic of) Nts.:
6.75%, 3/10/14[2]	$35,000		$33,688
6.90%, 1/17/18[2]	80,000		73,062
7.25%, 4/20/15[2]	80,000		77,800
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[2]	90,000		81,450
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[2]	85,000		83,088

			349,088

Israel 0.4%
Israel (State of) Bonds, 5.50%, 2/28/17	650,000	ILS	187,185

Italy 1.7%
Italy (Republic of) Nts., Certificati di Credito del Tesoro, 4.70%, 7/1/09[1]	580,000	EUR	817,420

Japan 20.5%
Japan (Government of) Bonds:
2 yr., Series 269, 0.90%, 6/15/10	302,000,000	JPY	2,847,824
5 yr., Series 72, 1.50%, 6/20/13	347,000,000	JPY	3,332,936
10 yr., Series 279, 2%, 3/20/16	57,000,000	JPY	569,159
10 yr., Series 282, 1.70%, 9/20/16	158,000,000	JPY	1,531,466
20 yr., Series 61, 1%, 3/20/23	94,000,000	JPY	785,842
20 yr., Series 73, 2%, 12/20/24	71,000,000	JPY	669,622
20 yr., Series 75, 2.10%, 3/20/25	39,000,000	JPY	372,272

			10,109,121

Mexico 2.5%
United Mexican States Bonds:
Series A, 6.375%, 1/16/13	300,000		309,150
Series M7, 8%, 12/24/08[1]	6,190,000	MXN	565,499
Series MI10, 8%, 12/19/13	2,670,000	MXN	240,153
Series M20, 10%, 12/5/24[1]	1,200,000	MXN	124,743

			1,239,545

Nigeria 1.4%
Nigeria (Federal Republic of) Treasury Bills:
Series 364, 9.185%, 1/8/09[3]	15,700,000	NGN	129,775
Series 364, 9.167%, 2/5/09[3]	12,700,000	NGN	103,887
Series 364, 9.3%, 4/9/09[3]	3,600,000	NGN	28,940
Nigeria (Federal Republic of) Treasury Bonds:
Series 3Y, 9.23%, 5/25/12	14,900,000	NGN	120,984
Series 3Y1S, 15%, 1/27/09	2,400,000	NGN	20,681
Series 5 yr., 9.50%, 2/23/12	5,900,000	NGN	48,809
Series 5Y, 9.50%, 8/31/12	16,000,000	NGN	129,575
Series 10 yr., 9.35%, 8/31/17	12,600,000	NGN	89,989

			672,640

Norway 0.1%
Norway (Kingdom of) Bonds, 6.50%, 5/15/13	415,000	NOK	77,021
F3 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Panama 0.7%
Panama (Republic of) Bonds:
6.70%, 1/26/36	$70,000		$66,500
7.25%, 3/15/15	195,000		203,288
8.875%, 9/30/27	20,000		23,450
9.375%, 4/1/29	20,000		24,900
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	30,000		30,900

			349,038

Peru 3.0%
Peru (Republic of) Bonds:
8.375%, 5/3/16	20,000		21,400
9.91%, 5/5/15	70,000	PEN	25,347
Series 7, 8.60%, 8/12/17	780,000	PEN	264,296
Series 8-1, 12.25%, 8/10/11	1,790,000	PEN	661,265
Peru (Republic of) Certificates of Deposit:
3.925%, 10/20/08[3]	261,000	PEN	87,073
4.066%, 4/13/09[3]	12,000	PEN	3,855
4.163%, 7/9/09[3]	392,000	PEN	123,466
5.719%, 11/6/08[3]	240,000	PEN	79,785
5.72%, 1/5/09[3]	603,000	PEN	198,079

			1,464,566

Philippines 0.9%
Philippines (Republic of the) Unsec. Bonds, 9%, 2/15/13	405,000		447,525

Poland 0.6%
Poland (Republic of) Bonds, Series 0413, 5.25%, 4/25/13	690,000	PLZ	277,606

Sweden 0.4%
Sweden (Kingdom of) Bonds, Series 1049, 4.50%, 8/12/15	1,305,000	SEK	196,584

The Netherlands 0.5%
Netherlands (Kingdom of the) Bonds, 5%, 7/15/11	80,000	EUR	116,464
Netherlands (Kingdom of the) Nts., 4.50%, 7/15/17	110,000	EUR	156,961

			273,425

Turkey 4.3%
Turkey (Republic of) Bonds:
6.75%, 4/3/18	125,000		117,500
7%, 3/11/19	60,000		56,770
14%, 1/19/11[1]	320,000	TRY	229,760
15.861%, 10/7/09[3]	390,000	TRY	257,053
16%, 3/7/12[1]	1,545,000	TRY	1,132,736
18.199%, 1/13/10[3]	210,000	TRY	131,548
Series CPI, 12%, 8/14/13	20,000	TRY	16,227
Turkey (Republic of) Nts., 7.25%, 3/15/15	175,000		174,563

			2,116,157
F4 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Ukraine 0.5%
Bayerische Hypo-und Vereinsbank AG for the City of Kiev, Ukraine, 8.625% Nts., 7/15/11[2]	$90,000		$81,000
Ukraine (Republic of) Unsec. Unsub. Nts., 6.875%, 3/4/11	180,000		167,059

			248,059

United Kingdom 4.0%
United Kingdom Gilt Bonds:
4.75%, 6/7/10	225,000	GBP	404,850
5%, 3/7/12	205,000	GBP	374,495
United Kingdom Treasury Bonds:
4.75%, 12/7/38	435,000	GBP	805,614
5%, 3/7/18	215,000	GBP	398,446

			1,983,405

Uruguay 0.3%
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	135,000		135,675
Venezuela 0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23	165,000		113,025
9.25%, 9/15/27	115,000		86,078
Venezuela (Republic of) Nts., 10.75%, 9/19/13	75,000		69,188
Venezuela (Republic of) Unsec. Bonds, 7.65%, 4/21/25	175,000		105,875

			374,166

Total Foreign Government Obligations (Cost $35,189,590)			33,850,458

Loan Participations 0.1%
Credit Suisse First Boston International, Export-Import Bank of Ukraine, 8.40% Sec. Nts., 2/9/16[4] (Cost $56,508)	60,000		32,400

Corporate Bonds and Notes 15.1%
AES Dominicana Energia Finance SA, 11% Sr. Nts., 12/13/15[2]	55,000		45,375
Alrosa Finance SA, 8.875% Nts., 11/17/14[2]	245,000		211,313
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[2]	67,433		58,836
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	175,000	EUR	224,147
Banco Bilbao Vizcaya Argentaria SA, 4.25% Sec. Bonds, 7/15/14	140,000	EUR	188,471
Banco BMG SA, 9.15% Nts., 1/15/16[2]	60,000		57,750
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[2]	20,000		12,900
Banco Pine SA, 7.375% Sr. Unsec. Nts., 6/17/10[2]	60,000		57,900
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	665,000	EUR	853,782
4.50% Sr. Sec. Nts., 7/13/21	310,000	EUR	377,282
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18[2]	80,000		73,200
C10 Capital SPV Ltd., 6.722% Unsec. Perpetual Debs.[2,5]	40,000		37,141
F5 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Corporate Bonds and Notes Continued
Coriolanus Ltd., 10.62% Sec. Nts., 8/10/10[4]	$100,000		$40,000
Depfa ACS Bank, 3.875% Sec. Nts., 11/14/16	35,000	EUR	44,542
Eirles Two Ltd., 4.692% Sec. Nts., Series 335, 4/30/12[1,4]	100,000		56,800
Exsportfinans ASA, 3.50% Nts., 2/11/11[1]	1,010,000	EUR	1,255,002
GAZ Capital SA, 7.51% Sec. Nts., 7/31/13[2]	90,000		82,350
Gazprom Capital SA:
7.288% Sr. Unsec. Nts., 8/16/37[2]	130,000		91,780
8.146% Sr. Unsec. Bonds, 4/11/18[2]	90,000		78,300
8.625% Sr. Unsec. Nts., 4/28/34[2]	85,000		79,027
GTL Trade Finance, Inc., 7.25% Sr. Unsec. Nts., 10/20/17[2]	60,000		57,583
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17[2]	15,000		9,075
9.25% Sr. Nts., 10/16/13[2]	170,000		130,050
ICICI Bank Ltd.:
6.375% Bonds, 4/30/22[1,2]	70,000		48,359
6.625% Nts., 10/3/12[2]	70,000		67,605
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[2]	76,833		81,443
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[2]	110,000		110,298
Kazmunaigaz Finance Sub BV, 9.125% Nts., 7/2/18[2]	90,000		76,950
Majapahit Holding BV, 7.75% Nts., 10/17/16[2]	30,000		25,650
National Gas Co., 6.05% Nts., 1/15/36[2]	40,000		34,908
National Power Corp.:
6.875% Nts., 11/2/16[2]	20,000		18,450
9.625% Unsec. Bonds, 5/15/28	35,000		39,288
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26[2]	40,000		33,800
Pemex Project Funding Master Trust, 6.625% Nts., 6/15/38[2]	100,000		91,130
Petrobras International Finance Co., 5.785% Sr. Unsec. Nts., 3/1/18	120,000		109,590
Rabobank Nederland, 3% Nts., 3/11/11[1,4]	770,000		706,235
RSHB Capital SA/OJSC Russian Agricultural Bank, 7.75% Nts., 5/29/18[2]	30,000		22,926
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13[4]	80,000		80,200
TGI International Ltd., 9.50% Nts., 10/3/17[2]	60,000		60,000
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18[2]	205,000		175,050
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[2]	130,000		101,002
VTB Capital SA:
6.875% Sr. Sec. Nts., 5/29/18[2]	110,000		85,113
6.315% Sub. Unsec. Nts., 2/4/15	225,000		203,625
WM Covered Bond Program:
3.875% Sec. Nts., Series 1, 9/27/11	430,000	EUR	540,792
4% Sec. Mtg. Nts., Series 2, 9/27/16	525,000	EUR	606,795

Total Corporate Bonds and Notes (Cost $8,492,454)			7,441,815
F6 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

	Principal
	Amount		Value

Structured Securities 3.2%
Barclays Bank plc:
Custom Basket of African Currencies Cv. Unsec. Unsub. Nts., 10.25%, 5/15/09[2]	$60,000		$60,966
Custom Basket of African Currencies Cv. Unsec. Unsub. Nts., 10.25%, 5/7/09[2]	60,000		61,170
Citibank NA, New York, Dominican Republic Credit Linked Nts., 14.218%, 5/11/09[3]	1,120,000	DOP	29,014
Citibank NA New York, Dominican Republic Credit Linked Nts., 12%, 2/22/11[2]	410,000	DOP	10,225
Citigroup Funding, Inc., Custom Basket of African Currencies Credit Linked Nts., 0%, 4/29/09[3]	110,000		111,715
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Nts., 12.509%, 2/26/15[2]	42,000,000	COP	35,511
Colombia (Republic of) Credit Linked Nts., Series 01, 7%, 2/26/15[2]	15,000,000	COP	12,682
Colombia (Republic of) Credit Linked Nts., Series 02, 7%, 2/26/15[2]	15,000,000	COP	12,682
Dominican Republic Unsec. Credit Linked Nts., 12.047%, 2/23/09[3]	1,000,000	COP	26,822
Dominican Republic Unsec. Credit Linked Nts., 13.182%, 2/23/09[3]	1,800,000	DOP	48,280
Egypt (The Arab Republic of) Credit Linked Nts., 5.765%, 2/5/09[3]	410,000	EGP	71,597
Egypt (The Arab Republic of) Credit Linked Nts., 6.089%, 3/5/09[3]	270,000	EGP	46,671
Egypt (The Arab Republic of) Credit Linked Nts., 6.529%, 3/26/09[3]	350,000	EGP	60,043
Egypt (The Arab Republic of) Credit Linked Nts., 6.641%, 2/19/09[3]	370,000	EGP	64,283
Egypt (The Arab Republic of) Credit Linked Nts., 7.01%, 10/30/08[3]	250,000	EGP	45,280
Egypt (The Arab Republic of) Credit Linked Nts., 7.812%, 4/16/09[3]	140,000	EGP	23,837
Egypt (The Arab Republic of) Credit Linked Nts., 7.981%, 4/2/09[3]	160,000	EGP	27,379
Egypt (The Arab Republic of) Credit Linked Nts., 8%, 4/2/09[3]	280,000	EGP	47,914
Egypt (The Arab Republic of) Unsec. Credit Linked Nts., 6.267%, 3/26/09[3]	350,000	EGP	60,043
Nigeria (Federal Republic of) Credit Linked Nts., 11.647%, 10/15/08[3]	7,000,000	NGN	59,260
Nigeria (Federal Republic of) Unsec. Credit Linked Nts., 6.211%, 3/10/09[3]	2,400,000	NGN	19,904
Zambia (Republic of) Credit Linked Nts., 11.399%, 6/11/09[3]	40,000,000	ZMK	10,244
Zimbabwe (Republic of) Credit Linked Nts., 10.076%, 11/26/08[3]	40,000,000	ZMK	11,012
Zimbabwe (Republic of) Credit Linked Nts., 10.717%, 3/4/09[3]	80,000,000	ZMK	21,257
Zimbabwe (Republic of) Credit Linked Nts., 10.793%, 2/25/09[3]	80,000,000	ZMK	21,206
Deutsche Bank AG:
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%, 6/22/21	600,000,000	IDR	56,000
Opic Reforma I Credit Linked Nts., Cl. 1A, 10.65%, 8/4/14[1,4]	140,000	MXN	12,801
Opic Reforma I Credit Linked Nts., Cl. 1B, 10.65%, 8/4/14[1,4]	28,000	MXN	2,560
Opic Reforma I Credit Linked Nts., Cl. 1C, 10.65%, 9/24/14[1,4]	46,667	MXN	4,267
Opic Reforma I Credit Linked Nts., Cl. 2A, 12.15%, 5/22/15[1,4]	13,359	MXN	1,222
Opic Reforma I Credit Linked Nts., Cl. 2B, 12.15%, 5/22/15[1,4]	23,372	MXN	2,137
Opic Reforma I Credit Linked Nts., Cl. 2C, 12.15%, 5/22/15[1,4]	352,393	MXN	32,222
Opic Reforma I Credit Linked Nts., Cl. 2D, 12.15%, 8/4/14[1,4]	25,682	MXN	2,348
Opic Reforma I Credit Linked Nts., Cl. 2E, 12.15%, 5/20/15[1,4]	18,658	MXN	1,706
Opic Reforma I Credit Linked Nts., Cl. 2F, 12.15%, 5/22/12[1,4]	11,916	MXN	1,090
Opic Reforma I Credit Linked Nts., Cl. 2G, 12.15%, 5/22/15[1,4]	2,194	MXN	201
Rosselkhozbank Total Return Linked Nts., 7.919%, 3/20/09[3]	500,000	RUR	18,299
Rosselkhozbank Total Return Linked Nts., 7.949%, 1/15/09[3]	950,000	RUR	35,576
F7 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Structured Securities Continued
Hallertau SPC Segregated Portfolio, Brazil (Federal Republic of) Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10[3,4,6,7]	274,389	BRR	$31,925
JPMorgan Chase Bank NA London Branch, Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/17/21[2]	490,000,000	IDR	49,856
Lehman Brothers Treasury Co. BU, Brazil (Federal Republic of) Credit Linked Nts., 6.357%, 4/20/11[2,3]	251,363	BRR	112,721
Morgan Stanley Capital Services, Inc.:
Ukraine (Republic of) Credit Linked Nts., 4.511%, 10/15/17[1,2]	100,000		58,000
VimpelCom Total Return Linked Nts., 9.05%, 7/19/13[1]	300,000	RUR	11,691
UBS AG:
Egypt (The Arab Republic of) Credit Linked Nts., 7.298%, 4/29/09[2,3]	260,000	EGP	44,427
Egypt (The Arab Republic of) Credit Linked Nts., 7.449%, 11/26/08[2,3]	270,000	EGP	48,390
Egypt (The Arab Republic of) Credit Linked Nts., 7.808%, 4/15/09[2,3]	140,000	EGP	24,015
Egypt (The Arab Republic of) Credit Linked Nts., Series 2, 7.54%, 4/22/09[2,3]	140,000	EGP	23,989

Total Structured Securities (Cost $1,793,758)			1,574,440

	Expiration	Strike
	Date	Price		Contracts

Options Purchased 0.0%
Brazilian Real (BRR) Call[6]	10/6/08	1.664	BRR	650,000	391
Brazilian Real (BRR) Call[6]	10/9/08	1.719	BRR	685,000	154
Brazilian Real (BRR) Call[6]	12/9/08	1.714	BRR	330,000	802
Japanese Yen (JPY) Call[6]	10/9/08	104.20	JPY	41,000,000	3,128

Total Options Purchased (Cost $8,831)					4,475

	Exercise	Notional
	Date	Amount

Swaptions Purchased 0.0%

J Aron & Co., Swap Counterparty, Interest Rate Swap call option; Swap Terms-Receive fixed rate of 9.32% and pay floating rate based on 28 day MXN TIIE BANXICO; terminating 5/31/20[8] (Cost $6,335)	6/11/09	2,235,000	MXN	8,845

		Shares

Investment Company 0.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 3.15%[9,10] (Cost $296,523)		296,523		296,523
F8 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

	Principal
	Amount	Value

Short-Term Notes 14.6%
Federal Home Loan Bank, 2.68%, 1/30/09[11]	$1,000,000	$990,572
Federal National Mortgage Assn., 2.71%, 2/23/09[12,13,14]	6,300,000	6,225,780

Total Short-Term Notes (Cost $7,223,241)		7,216,352

Total Investments, at Value (Cost $53,067,240)	102.3%	50,425,308
Liabilities in Excess of Other Assets	(2.3)	(1,143,731)

Net Assets	100.0%	$49,281,577

Industry classifications are unaudited.
Footnotes to Statement of Investments
Principal/notional amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar

BRR	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

DKK	Danish Krone

DOP	Dominican Republic Peso

EGP	Egyptian Pounds

EUR	Euro

GBP	British Pound Sterling

HUF	Hungarian Forint

IDR	Indonesia Rupiah

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Nuevo Peso

NGN	Nigeria Naira

NOK	Norwegian Krone

PEN	Peruvian New Sol

PLZ	Polish Zloty

RUR	Russian Ruble

SEK	Swedish Krona

TRY	New Turkish Lira

ZMK	Zambian Kwacha
Swaption Purchased abbreviation is as follows:
MXN-TIIE-BANXICO Mexican Nuevo Peso-Interbank Equilibrium Interest Rate-Banco de Mexico

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,341,870 or 6.78% of the Fund's net assets as of September 30, 2008.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of September 30, 2008 was $1,008,114, which represents 2.05% of the Fund's net assets, of which $60,554 is considered restricted. See Note 9 of accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Depreciation

Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2F, 12.15%, 5/22/12	8/8/08	$1,173	$1,090	$83
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 1A, 10.65%, 8/4/14	12/27/07	12,866	12,801	65
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2A, 12.15%, 5/22/15	5/21/08	1,288	1,222	66
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2E, 12.15%, 5/20/15	7/15/08	1,812	1,706	106
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 1C, 10.65%, 9/24/14	8/12/08	4,592	4,267	325
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2C, 12.15%, 5/22/15	6/18/08	34,188	32,222	1,966
F9 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

	Acquisition			Unrealized
Security	Date	Cost	Value	Depreciation

Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2D, 12.15%, 8/4/14	7/8/08	$2,490	$2,348	$142
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2B, 12.15%, 5/22/15	6/12/08	2,253	2,137	116
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 1B, 10.65%, 8/4/14	6/12/08	2,699	2,560	139
Deutsche Bank AG, Opic Reforma I Credit linked Nts., Cl. 2G, 12.15%, 5/22/15	8/22/08	216	201	15

		$63,577	$60,554	$3,023

5.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

6.	Non-income producing security.

7.	Issue is in default. See Note 1 of accompanying Notes.

8.	Swap contract terms if the option was exercised on exercise date.

9.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	September 30,	Gross	Gross	September 30,
	2007	Additions	Reductions	2008

Oppenheimer Institutional Money Market Fund, Cl. E	21,228,294	78,344,236	99,276,007	296,523

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$296,523	$188,403

10.	Rate shown is the 7-day yield as of September 30, 2008.

11.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $485,380. See Note 6 of accompanying Notes.

12.	A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of accompanying Notes.

13.	A sufficient amount of liquid assets has been designated to cover outstanding written call options. See Note 7 of accompanying Notes.

14.	A sufficient amount of liquid assets has been designated to cover outstanding written put options. See Note 7 of accompanying Notes.
F10 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Foreign Currency Exchange Contracts as of September 30, 2008 are as follows:

		Contract
		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Dates	Value	Appreciation	Depreciation

Australian Dollar (AUD)	Sell	2,244	AUD	10/8/08-11/3/08	$1,771,962	$30,540	$
Australian Dollar (AUD)	Buy	300	AUD	10/8/08	237,024		4,257
Brazilian Real (BRR)	Sell	260	BRR	11/4/08	135,615		1,039
Brazilian Real (BRR)	Buy	3,606	BRR	11/4/08-12/31/09	1,880,134		76,306
British Pound Sterling (GBP)	Sell	799	GBP	10/1/08-1/16/09	1,422,466	64,647	223
British Pound Sterling (GBP)	Buy	14	GBP	10/1/08-10/2/08	24,890		958
Canadian Dollar (CAD)	Sell	3,290	CAD	10/6/08-10/31/08	3,094,142	29,153	2,463
Canadian Dollar (CAD)	Buy	190	CAD	10/10/08	178,640		2,261
Chilean Peso (CLP)	Buy	170,000	CLP	10/22/08-11/12/08	307,022		10,647
Chinese Renminbi (Yuan) (CNY)	Buy	2,830	CNY	5/13/09-9/2/09	407,952		20,761
Colombian Peso (COP)	Sell	1,571,000	COP	11/4/08	713,294	12,643
Czech Koruna (CZK)	Sell	48	CZK	12/31/09	2,775	148
Euro (EUR)	Sell	5,205	EUR	10/1/08-1/29/09	7,336,834	614,924
Euro (EUR)	Buy	4,850	EUR	10/1/08-1/16/09	6,838,639		496,209
Hungarian Forint (HUF)	Sell	43,086	HUF	11/12/08-12/31/09	249,614	43	2,697
Hungarian Forint (HUF)	Buy	30,000	HUF	12/2/08	173,714		604
Indian Rupee (INR)	Sell	16,300	INR	10/20/08-11/3/08	347,100	737	1,582
Indonesia Rupiah (IDR)	Buy	6,025,000	IDR	10/14/08-12/19/08	622,932	552	13,690
Israeli Shekel (ILS)	Sell	360	ILS	10/3/08-10/30/08	103,649		3,497
Japanese Yen (JPY)	Sell	94,000	JPY	10/1/08-1/16/09	894,806	341	10,919
Japanese Yen (JPY)	Buy	499,000	JPY	10/1/08-3/10/09	4,729,127	40,188	45,555
Kuwaiti Dinar (KWD)	Buy	14	KWD	1/29/09	52,103		97
Malaysian Ringgit (MYR)	Sell	540	MYR	10/14/08	157,097		1,100
Malaysian Ringgit (MYR)	Buy	535	MYR	10/10/08	155,576		13,193
Mexican Nuevo Peso (MXN)	Sell	2,700	MXN	10/6/08	246,681	6,912
Mexican Nuevo Peso (MXN)	Buy	1,800	MXN	11/24/08	163,418		12,224
New Taiwan Dollar (TWD)	Sell	24,000	TWD	10/31/08-12/2/08	744,850	6,117	812
New Turkish Lira (TRY)	Sell	720	TRY	10/20/08	563,451		7,488
New Zealand Dollar (NZD)	Sell	395	NZD	10/10/08-10/22/08	263,594	3,689
New Zealand Dollar (NZD)	Buy	2,100	NZD	10/31/08-1/16/09	1,389,739		115,332
Norwegian Krone (NOK)	Sell	625	NOK	10/10/08	106,311	15,656
Norwegian Krone (NOK)	Buy	11,265	NOK	10/6/08-1/16/09	1,909,874		129,835
Peruvian New Sol (PEN)	Sell	1,539	PEN	11/5/08-1/7/09	513,807	20,238	461
Peruvian New Sol (PEN)	Buy	386	PEN	11/5/08	129,095		7,784
Philippines Peso (PHP)	Buy	12,000	PHP	10/17/08	255,077	3,710	142
Polish Zloty (PLZ)	Sell	3,781	PLZ	10/2/08-12/31/09	1,566,069	11,135	7,327
Polish Zloty (PLZ)	Buy	2,900	PLZ	10/2/08-10/30/08	1,202,152	2,002	103,637
Qatari Riyal (QAR)	Buy	180	QAR	1/29/09	49,613		1,698
Russian Ruble (RUR)	Sell	8,940	RUR	9/18/09-9/21/09	335,440	1,130	1,027
Russian Ruble (RUR)	Buy	13,330	RUR	10/15/08-11/19/08	516,144	70	27,005
Saudi Riyal (SAR)	Buy	190	SAR	1/29/09	50,630		826
Singapore Dollar (SGD)	Buy	1,730	SGD	10/10/08-10/31/08	1,205,373		9,659
South African Rand (ZAR)	Sell	1,600	ZAR	10/20/08	192,233	10,049
South African Rand (ZAR)	Buy	77	ZAR	12/31/09	8,542		851
F11 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts Continued

		Contract
		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Dates	Value	Appreciation	Depreciation

South Korean Won (KRW)	Sell	328,000	KRW	10/31/08	$273,011	$5,209	$1,355
Swedish Krona (SEK)	Sell	4,470	SEK	1/16/09	645,774	78,288
Swedish Krona (SEK)	Buy	745	SEK	10/10/08	107,634		15,956
Swiss Franc (CHF)	Sell	14	CHF	10/8/08	12,466	154
Swiss Franc (CHF)	Buy	2,865	CHF	10/10/08-3/30/09	2,554,739		108,058
Ukraine Hryvnia (UAH)	Buy	850	UAH	10/17/08-1/28/09	165,051		6,908
United Arab Emirates Dirham (AED)	Buy	190	AED	1/29/09	51,743		1,404
Vietnam Dong (VND)	Buy	820,000	VND	1/30/09	46,833		4,771

Total unrealized appreciation and depreciation						$958,275	$1,272,618

Futures Contracts as of September 30, 2008 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Canadian Bond, 10 yr.	Buy	13	12/18/08	$1,431,252	$(18,797)
DAX Index	Sell	2	12/19/08	414,455	9,108
Euro-Bundesobligation, 5 yr.	Buy	1	12/8/08	154,456	979
Euro-Bundesobligation, 10 yr.	Buy	17	12/8/08	2,753,917	9,213
Euro-Bundesobligation, 10 yr.	Sell	28	12/8/08	4,535,864	(16,888)
Euro-Schatz	Sell	8	12/8/08	1,175,566	(8,918)
Japan (Government of) Bonds, 10 yr.	Sell	22	12/10/08	2,840,525	12,816
OMXS30 Index	Sell	37	10/17/08	414,285	15,310
Standard & Poor's 500 E-Mini Index	Buy	8	12/19/08	466,960	(11,591)
Standard & Poor's/Toronto Stock Exchange 60 Index	Buy	3	12/18/08	399,211	(32,652)
U.S. Long Bonds, 20 yr.	Buy	16	12/19/08	1,874,750	(8,160)
U.S. Treasury Nts., 5 yr.	Buy	9	12/31/08	1,010,109	3,302
U.S. Treasury Nts., 10 yr.	Sell	16	12/19/08	1,834,000	14,248
U.S. Treasury Nts., 10 yr	Buy	71	12/19/08	8,138,375	(189,082)

					$(221,112)

F12 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Written Options as of September 30, 2008 are as follows:

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

British Pound Sterling (GBP)	Put	9,000	$1.810	10/7/08	$162	$(162)
British Pound Sterling (GBP)	Put	9,000	1.856	10/1/08	122	(708)
British Pound Sterling (GBP)	Put	9,000	1.807	10/6/08	153	(150)
British Pound Sterling (GBP)	Put	9,000	1.858	10/2/08	134	(751)
British Pound Sterling (GBP)	Put	8,000	1.841	10/3/08	130	(525)
British Pound Sterling (GBP)	Call	9,000	1.810	10/7/08	162	(162)
British Pound Sterling (GBP)	Call	9,000	1.856	10/1/08	122
British Pound Sterling (GBP)	Call	9,000	1.807	10/6/08	153	(150)
British Pound Sterling (GBP)	Call	9,000	1.858	10/2/08	134
British Pound Sterling (GBP)	Call	8,000	1.841	10/3/08	130	(2)
Euro (EUR)	Put	35,000	1.472	10/1/08	426	(2,350)
Euro (EUR)	Put	35,000	1.433	10/7/08	553	(553)
Euro (EUR)	Put	35,000	1.438	10/6/08	514	(555)
Euro (EUR)	Put	35,000	1.469	10/2/08	453	(2,217)
Euro (EUR)	Put	30,000	1.464	10/3/08	436	(1,762)
Euro (EUR)	Call	35,000	1.472	10/1/08	426
Euro (EUR)	Call	35,000	1.433	10/7/08	553	(553)
Euro (EUR)	Call	35,000	1.438	10/6/08	514	(554)
Euro (EUR)	Call	35,000	1.469	10/2/08	453
Euro (EUR)	Call	30,000	1.464	10/3/08	436	(17)
Japanese Yen (JPY)	Put	4,000,000	105.000	10/3/08	437	(617)
Japanese Yen (JPY)	Put	4,000,000	105.050	10/7/08	441	(441)
Japanese Yen (JPY)	Put	4,000,000	105.750	10/1/08	355	(335)
Japanese Yen (JPY)	Put	3,000,000	105.850	10/6/08	290	(390)
Japanese Yen (JPY)	Put	3,000,000	105.900	10/2/08	278	(270)
Japanese Yen (JPY)	Call	4,000,000	105.000	10/3/08	437	(161)
Japanese Yen (JPY)	Call	4,000,000	105.050	10/7/08	441	(441)
Japanese Yen (JPY)	Call	4,000,000	105.750	10/1/08	355	(73)
Japanese Yen (JPY)	Call	3,000,000	105.850	10/6/08	290	(238)
Japanese Yen (JPY)	Call	3,000,000	105.900	10/2/08	278	(125)

					$9,768	$(14,262)

F13 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swaps Contracts as of September 30, 2008 are as follows:

		Buy/Sell	Notional	Pay/
Swap	Reference	Credit	Amount	Receive	Termination
Counterparty	Entity	Protection	(000s)	Fixed Rate	Date	Value

Citibank NA, New York:
	Pakistan	Sell	$30	5.10%	3/20/13	$(6,490)
	Ukraine	Buy	60	6.65	10/20/13	(5)

						(6,495)
Credit Suisse International:
	Development Bank of Kazakhstan	Sell	90	3.75	2/20/13	(9,675)
	Joint Stock Co. Halyk Bank of Kazakhstan	Sell	20	4.95	3/20/13	(3,362)

						(13,037)
Deutsche Bank AG:
	Federal Republic of Brazil	Sell	60	1.05	7/20/13	(2,166)
	Federal Republic of Brazil	Sell	100	1.21	8/20/13	(1,304)
	Republic of Peru	Sell	40	1.23	8/20/13	(802)

						(4,272)
Goldman Sachs Capital Markets LP:
	Federal Republic of Brazil	Sell	50	1.06	7/20/13	(1,784)
	Federal Republic of Brazil	Sell	100	1.21	8/20/13	(1,304)
	JSC VTB Bank	Buy	50	7.40	5/28/13	7
	Republic of Colombia	Sell	40	1.43	8/20/13	(770)
	Republic of Turkey	Sell	30	2.56	8/20/13	(332)
	Ukraine	Sell	70	3.95	8/20/13	(6,358)
	Ukraine	Buy	50	4.22	8/20/13	4,055

						(6,486)
JPMorgan Chase Bank NA, NY Branch:
	Federal Republic of Brazil	Sell	100	1.21	8/20/13	(1,304)
	Republic of Turkey	Sell	30	2.56	8/20/13	(332)
	Republic of Turkey	Sell	50	2.64	8/20/13	(387)
	Republic of Turkey	Sell	40	2.68	9/20/13	(414)

						(2,437)
Merrill Lynch International	Ukraine	Buy	50	4.30	8/20/13	3,910
Morgan Stanley Capital Services, Inc.:
	Frangosul SA Agro Avicola	Sell	100	6.00	8/29/13	421
	Joint Stock Co. Halyk Bank of Kazakhstan	Sell	40	4.78	3/20/13	(6,921)
	Joint Stock Co. Halyk Bank of Kazakhstan	Sell	40	4.88	3/20/13	(6,804)
	Republic of Turkey	Buy	50	2.67	9/20/13	538
	Yasar	Sell	20	8.75	6/20/10	548
	Yasar	Sell	20	8.50	10/20/09	613

						(11,605)
UBS AG:
	Bolivarian Republic of Venezuela	Sell	50	6.05	8/20/13	(2,353)
	Republic of The Philippines	Sell	230	2.50	6/20/17	(12,517)
	Ukraine	Sell	70	3.95	8/20/13	(6,358)
	Ukraine	Buy	40	4.18	8/20/13	3,301

						(17,927)

						$(58,349)

F14 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Interest Rate Swap Contracts as of September 30, 2008 are as follows:

Swap	Notional		Paid by	Received by	Termination
Counterparty	Amount		the Fund	the Fund	Date	Value

Banco Santander SA, Inc.:
	1,080,000	MXN	MXN TIIE BANXICO	8.570%	5/3/18	$(2,872)
	500,000	MXN	MXN TIIE BANXICO	8.645	5/17/18	(1,107)
	110,000	BRR	BZDI	13.550	1/2/17	(838)

						(4,817)
Barclays Bank plc:
	21,000,000	HUF	Six-Month HUF BUBOR Reuters	7.820	9/19/13	21
	490,000	EUR	Six-Month EUR EURIBOR	4.688	9/17/18	(1,579)
	490,000	EUR	Six-Month EUR EURIBOR	4.703	9/17/18	(767)
	670,000		4.228%	Three-Month USD BBA LIBOR	9/17/18	3,897
	670,000		4.225	Three-Month USD BBA LIBOR	9/17/18	4,033
	490,000	EUR	Six-Month EUR EURIBOR	4.6700	9/18/18	(2,561)
	670,000		4.035	Three-Month USD BBA LIBOR	9/18/18	14,486

						17,530
Citibank NA, New York	4,000,000	CZK	Six-Month CZK PRIBOR PRBO	3.560	9/27/10	402
Deutsche Bank AG:
	760,000	NZD	Three-Month NZD BBR FRA	6.910	9/10/18	(9,973)
	490,000	EUR	Six-Month EUR EURIBOR	4.669	9/18/18	(2,615)
	670,000		3.980	Three-Month USD BBA LIBOR	9/18/18	15,133
	2,800,000	SEK	Three-Month SEK STIBOR SIDE	5.110	7/16/18	15,881

						18,426
Goldman Sachs Capital Markets LP	1,320,000	MXN	MXN TIIE	8.140	1/10/18	(582)
Goldman Sachs International:
	2,800,000	SEK	Three-Month SEK STIBOR SIDE	5.080	7/17/18	11,097
	360,000	PLZ	Six-Month PLZ WIBOR WIBO	6.140	8/26/10	(148)
	40,000	BRR	BZDI	14.100	1/2/17	8
	3,000,000	SEK	Three-Month SEK STIBOR SIDE	4.840	8/21/18	7,320

						18,277
J Aron & Co.:
	110,000	BRR	BZDI	14.160	1/2/17	65
	2,800,000	BRR	BZDI	12.770	1/4/10	(11,746)
	1,700,000	BRR	BZDI	13.000	1/2/15	(22,060)
	110,000	BRR	BZDI	13.670	1/2/17	(838)
	210,000	BRR	BZDI	13.100	1/2/17	(3,386)
     F15 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts Continued

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

J Aron & Co.: Continued
	2,000,000 BRR	BZDI	11.460%	1/2/12	$(62,061)
	100,000 BRR	BZDI	14.300	1/2/17	274

					(99,752)

JPMorgan Chase Bank NA:
	515,000 MXN	MXN TIIE BANXICO	9.320	6/1/18	1,035
	11,000,000 HUF	Six-Month HUF BUBOR Reuters	7.880	8/12/13	40
	5,650,000 MXN	One-Month MXN TIIE BANXICO	8.369	4/23/18	(20,553)
	3,000,000 CZK	Six-Month CZK PRIBOR PRBO	3.560	9/12/10	257
	10,000,000 HUF	Six-Month HUF BUBOR Reuters	7.890	9/12/13	11
	4,200,000 CZK	Six-Month CZK PRIBOR PRBO	3.470	9/18/10	(34)
	22,000,000 HUF	Six-Month HUF BUBOR Reuters	8.480	6/6/13	2,013
	16,500,000 TWD	2.685%	Three-Month TWD Telerate	9/8/18	(354)
	2,000,000 ZAR	9.705	Three-Month ZAR JIBAR SAFEX	8/4/18	(3,760)
	240,000 PLZ	Six-Month PLZ WIBOR WIBO	6.040	8/8/13	1,337

					(20,008)
Merrill Lynch Capital Services, Inc.	710,000 MXN	MXN TIIE BANXICO	8.570	5/11/18	(1,888)
Morgan Stanley:
	90,000 BRR	BZDI	14.880	1/2/17	670
	90,000 BRR	BZDI	14.860	1/2/17	628

					1,298
Morgan Stanley Capital Services, Inc.:
	790,000 EUR	4.713	Six-Month EURIBOR	8/22/17	(7,160)
	8,600,000 NOK	4.985	Six-Month NOK NIBOR NIBR	1/18/11	281
	3,420,000 SEK	Three-Month SEK STIBOR SIDE	4.260	1/18/11	4,701
	360,000 EUR	Six-Month EUR EURIBOR	3.996	1/18/11	470
	590,000 CHF	Six-Month CHF BBA LIBOR	2.660	1/18/11	5,765
	60,000 BRR	BZDI	13.930	1/2/17	(458)

					3,599
UBS AG:
	1,000,000 ILS	5.010	Three-Month ILS TELBOR01	8/28/10	403
	250,000 ILS	Three-Month ILS TELBOR01	5.880	8/28/10	281
F16 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Interest Rate Swap Contracts Continued

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

UBS AG: Continued
	1,050,000 ILS	5.020%	Three-Month ILS TELBOR01	9/4/10	$466
	250,000 ILS	Three-Month ILS TELBOR01	5.850	9/4/18	349
	2,000,000 ZAR	9.740	Three-Month ZAR JIBAR SAFEX	8/1/18	(8,326)
	100,000 BRR	BZDI	14.340	1/2/17	275

					(6,552)

					$(74,067)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
ILS	Israeli Shekel
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand
Index abbreviations are as follows:

BANIXCO	Banco de Mexico
BBA LIBOR	British Bankers Association London-Interbank Offered Rate
BBR FRA	Bank Bill Rate Forward Rate Agreement
BUBOR Reuters	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
NIBOR NIBR	Norwegian Interbank Offered Rate
PRIBOR PRBO	Prague Interbank Offering Rate
SAFEX	South African Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TELBOR01	Tel Aviv Interbank Offered Rate 1 Month
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
Total Return Swap Contracts as of September 30, 2008 are as follows:

Swap	Notional	Paid by	Received by	Termination
Counterparty	Amount	the Fund	the Fund	Date	Value

Merrill Lynch Capital Services, Inc.	$880,000	5.33%	The Constant Maturity Option Price divided by 10,000	8/13/17	$(14,332)
F17 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Japan	$10,109,121	20.0%
United States	9,595,319	19.0
France	3,773,152	7.5
Germany	3,683,714	7.3
United Kingdom	3,214,469	6.4
Turkey	2,116,157	4.2
Brazil	1,749,120	3.5
Peru	1,546,009	3.1
Mexico	1,437,215	2.8
Colombia	1,362,947	2.7
European Union	1,255,002	2.5
Russia	1,141,202	2.3
Italy	817,420	1.6
Nigeria	751,804	1.5
Egypt	716,947	1.4
Canada	630,937	1.2
Greece	612,437	1.2
Philippines	505,263	1.0
Indonesia	480,594	1.0
Panama	382,838	0.8
Venezuela	374,166	0.7
Ukraine	338,459	0.7
Israel	297,483	0.6
India	291,014	0.6
Supranational	290,651	0.6
Poland	277,606	0.5
Austria	274,738	0.5
The Netherlands	273,425	0.5
Belgium	262,622	0.5
Denmark	237,806	0.5
Dominican Republic	218,552	0.4
Kazakhstan	216,075	0.4
Sweden	196,584	0.4
Spain	188,471	0.4
Uruguay	135,675	0.3
Hungary	119,446	0.2
Australia	112,753	0.2
Argentina	105,267	0.2
Norway	77,021	0.2
Zambia	63,719	0.1
El Salvador	39,400	0.1
Ghana	38,000	0.1
Trinidad & Tobago	34,908	0.1
Guatemala	33,450	0.1
Costa Rica	31,750	0.1
Ecuador	14,600	0.0

Total	$50,425,308	100.0%

See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2008

Assets

Investments, at value - see accompanying statement of investments:
Unaffiliated companies (cost$52,770,717)	$50,128,785
Affiliated companies (cost $296,523)	296,523

50,425,308
Cash	76,612
Unrealized appreciation on foreign currency exchange contracts	958,275
Swaps, at value	104,992
Receivables and other assets:
Interest and dividends	628,903
Closed foreign currency contracts	466,808
Investments sold	30,308
Other	8,367

Total assets	52,699,573

Liabilities

Options written, at value (premiums received $9,768) - see accompanying statement of investments	14,262
Unrealized depreciation on foreign currency exchange contracts	1,272,618
Swaps, at value	251,740
Payables and other liabilities:
Closed foreign currency contracts	1,008,418
Payable for terminated investment contracts	297,556
Dividends	202,442
Futures margins	146,435
Investments purchased	88,996
Due to custodian	81,283
Shareholder communications	4,338
Trustees compensation	637
Shares of beneficial interest redeemed	238
Other	49,033

Total Liabilities	3,417,996

Net Assets	$49,281,577

F19 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Composition of Net Assets
Par value of shares of beneficial interest	$5,016
Additional paid-in capital	50,153,900
Accumulated net investment income	2,275,258
Accumulated net realized gain on investments and foreign currency transactions	214,476
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,367,073)

Net Assets - applicable to 5,015,897 shares of beneficial interest outstanding	$49,281,577

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$9.83
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2008

Investment Income

Interest (net of foreign withholding taxes of $6,093)	$2,467,774
Dividends from affiliated companies	188,403

Total investment income	2,656,177

Expenses

Management fees	255,502
Legal, auditing and other professional fees	113,908
Shareholder communications	23,644
Interest expense	21,198
Custodian fees and expenses	7,131
Trustees compensation	1,133
Other	9,238

Total expenses	431,754
Less reduction to custodian expenses	(1,995)
Less waivers and reimbursements of expenses	(428,626)

Net expenses	1,133

Net Investment Income	2,655,044

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options exercised)	(285,686)
Closing and expiration of option contracts written	101,489
Closing and expiration of futures contracts	574,005
Foreign currency transactions	2,445,483
Swap contracts	(149,506)

Net realized gain	2,685,785
Net change in unrealized depreciation on:
Investments	(1,583,614)
Translation of assets and liabilities denominated in foreign currencies	(2,347,407)
Futures contracts	(237,351)
Option contracts written	(3,997)
Swap contracts	(160,523)

Net change in unrealized depreciation	(4,332,892)

Net Increase in Net Assets Resulting from Operations	$1,007,937

See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2008	2007[1]

Operations
Net investment income	$2,655,044	$486,139
Net realized gain	2,685,785	158,774
Net change in unrealized appreciation (depreciation)	(4,332,892)	965,819

Net increase in net assets resulting from operations	1,007,937	1,610,732

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(2,848,370)	(486,076)
Distributions from net realized gain	(161,562)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions		50,058,916

Net Assets
Total increase (decrease)	(2,001,995)	51,183,572
Beginning of period	51,283,572	100,000	[2]

End of period (including accumulated net investment income of $2,275,258 and $113,581, respectively)	$49,281,577	$51,283,572

1.	For the period from July 23, 2007 (commencement of operations) to September 30, 2007.

2.	Reflects the value of the Manager's initial seed money investment on May 14, 2007.
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS

Year Ended September 30,	2008	2007[1]

Per Share Operating Data

Net asset value, beginning of period	10.22	$10.00

Income (loss) from investment operations:
Net investment income[2]	.53	.10
Net realized and unrealized gain (loss)	(.32)	.22

Total from investment operations	.21	.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.10)
Distributions from net realized gain	(.03)

Total dividends and/or distributions to shareholders	(.60)	(.10)

Net asset value, end of period	$9.83	$10.22

Total Return, at Net Asset Value[3]	1.78%	3.19%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$49,282	$51,284

Average net assets (in thousands)	$53,188	$50,199

Ratios to average net assets:[4]
Net investment income	4.99%	5.05%
Total expenses	0.81%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.00%	0.00%

Portfolio turnover rate	120%	30%

1.	For the period from July 23, 2007 (commencement of operations) to September 30, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer SMA International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds primary objective is to seek total return. The Funds investment adviser is OppenheimerFunds, Inc. (the Manager).
     As of September 30, 2008, 100% of the shares were owned by the Manager and its affiliates.
     Shares of the Fund may be purchased only by or on behalf of separately managed account clients (wrap-fee accounts) who have retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as OFI PI), to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a wrap-fee program.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. Money market-type debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
F24 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2008, securities with an aggregate market value of $31,925, representing 0.06% of the Fund's net assets, were in default.
Foreign Currency Translation. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (IMMF) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF.
F25 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$1,986,143	$	$42,454	$2,820,663

1.	As of September 30, 2008, the Fund had $42,454 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

2.	During the fiscal year ended September 30, 2008, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended September 30, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F26 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

Accordingly, the following amounts have been reclassified for September 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction
to Accumulated	to Accumulated Net
Net Investment	Realized Gain
Loss	on Investments

$2,355,003	$2,355,003
The tax character of distributions paid during the year ended September 30, 2008 and period ended September 30, 2007 was as follows:

	Year Ended	Period Ended
	September 30, 2008	September 30, 2007

Distributions paid from:
Ordinary income	$2,939,555	$486,076
Long-term capital gain	70,377

Total	$3,009,932	$486,076

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$53,071,505
Federal tax cost of other investments	8,709,722

Total federal tax cost	$61,781,227

Gross unrealized appreciation	$477,196
Gross unrealized depreciation	(3,297,859)

Net unrealized depreciation	$(2,820,663)

Trustees' Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
F27 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. Custodian fees and expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to custodian expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F28 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2008			Period Ended September 30, 2007[1,2]
	Shares	Amount		Shares	Amount

Sold		$		5,005,903	$50,058,970
Dividends and/or distributions reinvested	335		3,539	54	544
Redeemed	(335)		(3,539)	(60)	(598)

Net increase		$		5,005,897	$50,058,916

1.	For the period from July 23, 2007 (commencement of operations) to September 30, 2007.

2.	The Fund sold 10,000 shares at a value of $100,000 to the Manager upon seeding of the Fund on May 14, 2007.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$51,425,071	$37,385,160
U.S. government and government agency obligations	8,125,195	7,912,252
4. Fees and Other Transactions with Affiliates
Management Fees. The Manager has contractually agreed to waive the entire amount of its advisory fee, which is 0.48% of the average net assets, and the Fund does not pay any other fee for the Manager's services. A portion of the wrap-fee that investors pay to the wrap-fee program sponsor may be attributed to the management of the Fund.
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2008, the Fund paid no fees to OFS for services to the Fund.
Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.
Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive all Management Fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the independent Trustees. This agreement has no fixed term. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a wrap fee to their program sponsor.
F29 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
During the year ended September 30, 2008, the Manager waived management fees in the amount of $255,502. During the year ended September 30, 2008, the Manager reimbursed expenses in the amount of $173,124.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets. This undertaking may be amended or withdrawn at any time.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures
F30 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.
7. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
Written option activity for the year ended September 30, 2008 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premium

Options outstanding as of September 30, 2007	128,000	$805	128,000	$805
Options written	483,447,000	103,368	330,437,000	88,781
Options closed or expired	(311,191,000)	(59,808)	(161,349,000)	(45,187)
Options exercised	(154,170,000)	(39,481)	(151,002,000)	(39,515)

Options outstanding as of September 30, 2008	18,214,000	$4,884	18,214,000	$4,884

F31 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Swap Contracts
The Fund may enter into privately negotiated agreements with a counterparty to exchange or swap payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the notional amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, coun-terparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the reference asset).
     The buyer of protection pays a periodic fee, similar to an insurance premium, to the seller of protection based on the notional amount of debt securities underlying the swap
F32 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     Risks of interest rate swaps include credit, market and liquidity risk. Additional risks include but are not limited to, interest rate risk. There is a risk, based on future movements of interest rates that the payments made by the Fund under a swap agreement will be greater than the payments it received.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
F33 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Swap Contracts Continued
Swaption Transactions. The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.
     Swaptions are marked to market daily using primarily quotations from counterparties and brokers. Written swaptions are reported on a schedule following the Statement of Investments. Written swaptions are reported as a liability in the Statement of Assets and Liabilities. The difference between the premium received or paid, and market value of the swaption, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.
     Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the option, according to the terms of the underlying agreement. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the option expires unexercised. However, when the Fund purchases a swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.
9. Illiquid or Restricted Securities
As of September 30, 2008, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
10. Unfunded Purchase Commitments
Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase commitments of $79,709 at September 30, 2008. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded purchase loan commitments. The following commitments are subject to funding based on the borrower's discretion. The Fund is obligated to fund these commitments at the
F34 | OPPENHEIMER SMA INTERNATIONAL BOND FUND

time of the request by the borrower. These commitments have been excluded from the Statement of Investments.
As of September 30, 2008, the Fund had unfunded purchase commitments as follows:

	Commitment	Unfunded
	Termination Date	Amount

Deutsche Bank AG, Optic Reforma I
Credit Linked Nts.	10/23/13	$79,709
11. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of September 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.

Appendix A

RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the Nationally Recognized Statistical Rating Organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

Long-Term Ratings: Bonds and Preferred Stock Issuer Ratings

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Prime Rating System (Short-Term Ratings – Taxable Debt)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," and "BBB," commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

International Long-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Oppenheimer SMA International Bond Fund

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